UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 26, 2008

Date of report (Date of earliest event reported)

Cape Fear Bank Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

000-51513	20-3035898
(Commission File Number)	(IRS Employer Identification No.)

1117 Military Cutoff Road Wilmington, North Carolina	28405
(Address of Principal Executive Offices)	(Zip Code)

(910) 509-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 26, 2008, Cape Fear Bank Corporation (the “Company”) issued a press release relating to its 2008 Annual Meeting of Shareholders and certain other developments relating to the Company’s operations. A copy of the Company’s press release is filed as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated June 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE FEAR BANK CORPORATION

By:	/s/ Betty V. Norris
Betty V. Norris
Senior Vice President and Chief Financial Officer

Date: June 26, 2008